UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MERCANTILE FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Mercantile Funds, Inc.

June 8, 2007

Dear Shareholder:

On March 2, 2007, Mercantile Bankshares Corporation merged into and with The PNC Financial Services Group, Inc. As a result of the merger, it is necessary for the shareholders of Mercantile Funds, Inc. (the "Funds"), to approve new advisory agreements in order for Mercantile Capital Advisors, Inc. and its affiliate to continue to serve as investment advisers to the Funds.

The following are important facts about the merger:

•  The merger had no effect on the number of shares you own or the value of those shares.

•  The advisory fees applicable to your Fund have not increased.

•  The investment objective and polices of your Fund have not changed.

•  There were no changes to the officers and directors of the Funds as a result of the merger.

The question and answer section that begins on the front cover of the Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. The Board of Directors recommends that you read the enclosed materials carefully and vote in favor of each proposal.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card(s).

•  Internet: Access the Web site shown on your proxy card(s) and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•  Telephone (to speak to a representative of the Funds' proxy solicitor): 1-800-714-3305 (toll-free).

•  In person: Attend the special shareholder meeting on July 19, 2007.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the special shareholder meeting, you can vote in advance using one of the other methods.

If we do not hear from you by June 30, 2007, our proxy solicitor may contact you. Thank you for your response and for your continued investment with the Funds.

  Respectfully,

  Kevin A. McCreadie
President

(This page intentionally left blank.)

IMPORTANT NEWS
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting your Fund which require a shareholder vote.

Questions & Answers

Q.   Why am I receiving this proxy statement?

A.  On March 2, 2007, Mercantile Bankshares Corporation ("Mercantile Bankshares") merged into and with The PNC Financial Services Group, Inc. ("PNC"). PNC is one of the nation's largest diversified financial services organizations, based on assets, with businesses engaged in retail banking, corporate and institutional banking, asset management and global fund services.

As a result of the merger, it is necessary for the shareholders of the Funds to approve new advisory agreements in order for Mercantile Capital Advisors, Inc. ("Mercantile") and its affiliate to continue to serve as investment advisers to the Funds.

In accordance with the Investment Company Act of 1940, as amended, which regulates investment companies in the United States such as your Fund, the investment advisory agreements between the Fund and Mercantile and its affiliate terminated on the date of the merger. While Mercantile and its affiliate have continued to provide investment advisory services under interim advisory agreements approved by the Board of Directors, shareholders must approve new investment advisory agreements in order for Mercantile and its affiliate to continue to serve as investment advisers. The enclosed Proxy Statement gives you additional information on PNC and the proposed new investment advisory agreements as well as certain other matters. The Board of Directors, including those who are not affiliated with Mercantile Bankshares, Mercantile or PNC, recommend that you vote FOR the approval of the new investment advisory agreements applicable to your Fund.

Q.  What will happen if shareholders do not approve the new advisory agreements?

A.  If shareholders do not approve the new advisory agreements, then your Fund's current interim advisory agreement will terminate and the Board of Directors will take such action as it deems to be in the best interests of your Fund, including selecting another investment adviser. This is discussed in more detail in the enclosed Proxy Statement.

Q.  How does the merger affect my Fund?

A.  Your Fund and its respective investment objective and policies have not changed. You will still own the same shares in the same Fund and the value of your investment did not change as a result of the merger. Each new advisory agreement contains substantially the same terms and conditions as the agreement in effect prior to the merger and is discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment advisory fee rate be the same upon approval of the new advisory agreement?

A.  Yes, the investment advisory fee rate applicable to your Fund under the new advisory agreements will be the same as the rate in effect prior to the merger.

Q.  What are the benefits of the merger?

A.  There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution that is PNC is one of the nation's largest diversified financial services organizations, based on assets, with businesses engaged in retail banking, corporate and institutional banking, asset management and global fund services. At March 31, 2007, PNC's consolidated total assets, deposits and shareholders' equity were $122.6 billion, $77.4 billion and $14.7 billion, respectively. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the merger brings.

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Q.  How does my Fund's Board recommend that I vote?

A.  After careful consideration, the members of the Board of Directors, including those Directors who are not affiliated with Mercantile, Mercantile Bankshares or PNC, recommend that you vote in favor of the new advisory agreement. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation."

Q.  Will my Fund pay for the proxy solicitation and legal costs associated with the merger?

A.  No. Mercantile has agreed to bear these costs.

Q.  How can I vote my shares?

A.  You may choose from one of the following options, as described in more detail on the proxy card(s):

•  By mail, using the enclosed proxy card(s) and return envelope;

•  By telephone, using the toll free number on your proxy card(s);

•  Through the Internet, using the website address on your proxy card(s); or

•  In person at the shareholder meeting.

Q.  Whom should I call for additional information about this proxy statement?

A.  Please call D.F. King & Co., Inc., the Funds' proxy solicitor at 1-800-714-3305.

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Mercantile Funds, Inc.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Mercantile Funds, Inc. (each fund is referred to herein as a "Fund" and, collectively, the "Funds"), will be held at the offices of Mercantile Capital Advisors, Inc., Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland 21201, on July 19, 2007, at 10:00 a.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

PROPOSAL 1:  For each Fund, to approve a new advisory agreement for the Funds with Mercantile Capital Advisors, Inc.;

PROPOSAL 2:  For shareholders of Limited Maturity Bond Fund and Total Return Bond Fund only, to approve a new sub-advisory agreement for each Fund between Mercantile Capital Advisors, Inc. and Boyd Watterson Asset Management, LLC.

The Board of Directors of Mercantile Funds, Inc. recommends that shareholders vote FOR all applicable Proposals.

Holders of record of shares of each Fund at the close of business on May 22, 2007 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies, which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

Jennifer E. Vollmer
Secretary

June 8, 2007

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A Shareholder may think that his or her vote is not important, but it is vital. We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

June 8, 2007  Mercantile Funds, Inc.

Two Hopkins Plaza
Baltimore, Maryland 21201

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Directors of Mercantile Funds, Inc. for voting at a Special Meeting of Shareholders (the "Meeting") to be held on July 19, 2007, at 10:00 a.m. Eastern time, at the offices of Mercantile Capital Advisors, Inc., the Funds' investment adviser ("Mercantile"), Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland 21201. Mercantile Funds, Inc. is an open-end management investment company, organized as a Maryland corporation and is comprised of the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund, National Tax-Exempt Bond Fund, Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund. As used in this Proxy Statement, each series of Mercantile Funds, Inc. is referred to as a "Fund" and collectively as the "Funds" and the Funds' shares are referred to as "Shares." The shareholders of each Fund may vote separately on the items presented at the Meeting.

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about June 8, 2007 or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, telegraph, or personal interview. If votes are recorded by telephone, the proxy solicitor will use procedures designed to authenticate shareholders' identities to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Mercantile. D.F. King & Co., Inc. has been hired to assist in the proxy solicitation. Estimated proxy solicitation expenses total approximately $45,000 - $55,000. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of Mercantile and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter or other electronic means.

A proxy is enclosed with respect to the Shares you own in the Funds. If you return a properly executed proxy to the Funds, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Funds a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If you need additional copies of this Proxy Statement, please contact D.F. King & Co., Inc., the Funds' proxy solicitor at 1-800-714-3305. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Funds in writing at Two Hopkins Plaza, Baltimore, Maryland 21201 or call 1-800-551-2145.

For a free copy of the Funds' annual report dated May 31, 2006 and semi-annual report dated November 30, 2006 write the Funds at Two Hopkins Plaza, Baltimore, Maryland 21201, call 1-800-551-2145, or log-on to www.mercantilefunds.com.

PROPOSAL 1

APPROVAL OF THE NEW ADVISORY AGREEMENT WITH
MERCANTILE CAPITAL ADVISORS, INC.

The Board of Directors recommends that shareholders of each Fund vote FOR the approval of the New Advisory Agreement with Mercantile Capital Advisors, Inc.

At the Meeting, shareholders of each Fund will be asked to approve a new advisory agreement between the Funds and Mercantile. The new advisory agreement contains substantially the same terms and conditions, except as discussed herein. As more fully discussed below, approval of the new advisory agreements, which provide for the same services to be provided at the same fees, is as a result of the Merger (as defined herein) pursuant to which Mercantile became an indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC").

Background

Prior to March 2, 2007, Mercantile served as the investment adviser to each Fund pursuant to an investment advisory agreement entered into by the Funds and Mercantile (the "Prior Advisory Agreement"). Mercantile is a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company ("MSD&T"), which, in turn, was wholly-owned by Mercantile Bankshares Corporation ("Mercantile Bankshares"). On March 2, 2007, Mercantile Bankshares merged into and with PNC. The foregoing is referred to as the "Merger." As a result of the Merger, Mercantile is now indirectly wholly-owned by PNC. In addition, it is currently contemplated that Mercantile's direct parent company, MSD&T, subject to regulatory approval, will be merged with and into PNC Bank, National Association ("PNC Bank") and Mercantile subsequently will be wholly-owned by PNC Bank.

The acquisition by PNC of the indirect controlling interest in Mercantile resulted in an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Prior Advisory Agreement. As a result, the Funds' prior Advisory Agreement with Mercantile automatically terminated in accordance with its terms.

At a regular meeting held on February 16, 2007, the Directors of the Funds, including a majority of the Directors who are not "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) (the "Independent Directors"), met in person and voted to approve an interim advisory agreement (the "Interim Advisory Agreement") between the Funds and Mercantile in order for Mercantile to continue to serve as the investment adviser to the Funds in the event that the Merger occurred. At a regular meeting held on May 18, 2007, the Directors, including a majority of the Independent Directors, met in person and voted to approve a new advisory agreement between the Funds and Mercantile (the "New Advisory Agreement"), subject to approval by the Funds' shareholders. For information about the Board's deliberations and the reasons for its recommendation, see "Board Approval and Recommendation" below.

The Interim Advisory Agreement took effect on March 2, 2007 and will remain in effect (unless sooner terminated) until shareholders of the Funds either approve or disapprove the New Advisory Agreement or July 29, 2007, whichever is sooner.

Under the Interim Advisory Agreement, Mercantile provides investment advisory services to the Funds on substantially the same terms and conditions as it did under the Prior Advisory Agreement, except that as required by Rule 15a-4 under the 1940 Act, the compensation earned by Mercantile under the Interim Advisory Agreement is being held in an interest bearing escrow account. If a majority of a Fund's outstanding voting securities approves the New Advisory Agreement with respect to that Fund, then the amount in the escrow account for that Fund (including any interest earned) will be paid to Mercantile. If a majority of a Fund's outstanding voting securities does not approve the New Advisory Agreement, then Mercantile will be paid for that Fund, out of the escrow account, the lesser of (i) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned). Any remaining amounts in the escrow account will be returned to the Funds.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The material terms of the New Advisory Agreement are described in "The New Advisory Agreement" below. The terms of the New Advisory Agreement are substantially similar to the terms of the Prior Advisory Agreement, except as described in "Differences Between the Prior and New Advisory Agreements" below.

If a Fund's shareholders do not approve the New Advisory Agreement at the Meeting or at an adjournment of the Meeting, then Mercantile will no longer be the investment adviser of the Fund, in which case the Board of Directors will consider other alternatives and will make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers, subject to approval by the Directors and Fund's shareholders.

Information about PNC and changes as a result of the Merger

Since the Merger, Mercantile has continued to offer the same investment advisory services that it offered prior to the Merger. As a result of the Merger, Mercantile became a wholly-owned indirect subsidiary of PNC. PNC is a publicly traded financial holding company. PNC is one of the nation's largest diversified financial services organizations, based on assets, with businesses engaged in retail banking, corporate and institutional banking, asset management and global fund services. At March 31, 2007, PNC's consolidated total assets, deposits and shareholders' equity were $122.6 billion, $77.4 billion and $14.7 billion, respectively.

As proposed, Mercantile will, for the immediate future, remain a separate corporate entity indirectly wholly-owned by PNC and, subject to shareholder approval, will continue to serve as the investment adviser to the Funds under the New Advisory Agreement. It is currently contemplated that Mercantile's direct parent company, MSD&T, subject to regulatory approval, will be merged with and into PNC Bank on or about September 15, 2007 and Mercantile subsequently will be wholly-owned by PNC Bank.

PNC and Mercantile have advised the Independent Directors that they believe that Mercantile, with combined resources of Mercantile and PNC Bank, will continue to provide advisory services that will be equal to or better in scope and quality to those currently being provided to the Funds by Mercantile. Mercantile expects to utilize these services in providing services to its clients and the Funds. In addition, certain investment management capabilities of PNC Bank will be integrated into Mercantile's existing investment advisory capabilities, specifically the equity and tax-exempt fixed income portfolio management teams of PNC Wealth Management. Mercantile's newly integrated investment personnel of the tax-exempt fixed income portfolio management team will assume portfolio management responsibilities for the Maryland Tax-Exempt Bond Fund, National Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and Tax-Exempt Money Market Fund in an effort to improve investment performance for these four funds. A list of the portfolio manager changes currently contemplated is included in Appendix 1. For all of the other Funds, the current portfolio managers and investment management teams are expected to remain the same. The Merger and these resulting changes will not increase the investment advisory fees that the Funds pay Mercantile for its services.

There have been no changes to the Officers and Directors of the Funds as a result of the Merger.

Information about Mercantile

Mercantile is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Mercantile's principal offices are located at Two Hopkins Plaza, Baltimore, Maryland 21201. Mercantile is a wholly-owned subsidiary of MSD&T which, in turn, is wholly-owned by PNC. PNC is a financial holding company, whose principal offices are located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222. As of May 22, 2007, there were no holders of record or beneficial ownership of 10% or more of any class of issued and outstanding voting securities of PNC.

As of May 31, 2007, Mercantile managed over $4.3 billion of investment company assets.

The following table sets forth the name, position and principal occupation of the chief executive officer and each Director of Mercantile as of May 31, 2007. Each individual's address is Two Hopkins Plaza, Baltimore, Maryland 21201.

Name	Position with Mercantile	Principal Occupation
Kevin A. McCreadie	Director, President and Chairman	Chief Investment Officer of MSD&T Investment and Wealth Management Division and Chief Investment Officer of PNC Wealth Management

J. Marshall Reid	Director	President and Chief Operating Officer of MSD&T and Regional President of Greater Baltimore, PNC Bank

David L. Meyer	Director, Senior Vice President and Chief Operating Officer	Director, Chief Operating Officer of MSD&T Investment and Wealth Management Division and Deputy Chief Operating Officer of PNC Wealth Management

The following table sets forth the officers and directors of Mercantile who also serve as officers of the Funds as of May 31, 2007. Officers and directors of Mercantile who also serve as officers of the Funds do not receive compensation from the Funds for their services as officer of the Funds.

Name	Position with the Funds	Position with Mercantile
Kevin A. McCreadie	President	Director, President and Chairman

David L. Meyer	Vice President	Director, Chief Operating Officer and Senior Vice President

Michael D. Daniels	Treasurer	Senior Vice President

Jennifer E. Vollmer	Secretary	Vice President and Secretary

Savonne L. Ferguson	Assistant Secretary	Assistant Vice President

Decatur H. Miller, a Director of the Funds, serves as co-trustee of a trust of which MSD&T is also a co-trustee. Any transactions by Directors involving securities of Mercantile or its parents since the beginning of the Funds' fiscal year ended May 31, 2007 did not exceed 1% of the outstanding securities of any class of such securities.

There were no brokerage commissions paid by the Funds to affiliated brokers of Mercantile for the Funds' fiscal year ended May 31, 2007.

Compensation Paid to Mercantile

In return for the services provided by Mercantile as investment adviser, each Fund pays Mercantile a fee, which is calculated daily and paid monthly. The table below lists the fees charged under the Prior Advisory Agreement and the advisory fees each Fund paid to Mercantile for the fiscal year ended May 31, 2007. During the fiscal year ended May 31, 2007, Mercantile voluntarily waived a portion of the advisory fee. The investment advisory fee rates paid by the Funds under the New Advisory Agreement are the same as the fees paid under the Prior Advisory Agreement.

Fund	Advisory Fee	Advisory Fees Paid to Mercantile	Advisory Fees Waived by Mercantile
Prime Money Market Fund Government Money Market Fund Tax-Exempt Money Market Fund	0.25% of the first $1 billion of each Fund's average daily net assets plus 0.20% of each Fund's average daily net assets in excess of $1 billion	$2,122,874.68 $930,207.10 $488,275.08	$250,487.91 $140,552.64 $103,292.29

Limited Maturity Bond Fund Total Return Bond Fund	0.35% of the first $1 billion of each Fund's average daily net assets plus 0.20% of each Fund's average daily net assets in excess of $1 billion	$343,903.42 $426,429.31	$108,219.82 $100,739.74

Fund	Advisory Fee	Advisory Fees Paid to Mercantile	Advisory Fees Waived by Mercantile
Maryland Tax-Exempt Bond Fund Tax-Exempt Limited Maturity Bond Fund National Tax-Exempt Bond Fund	0.50% of the first $1 billion of each Fund's average daily net assets plus 0.25% of each Fund's average daily net assets in excess of $1 billion	$89,049.47 $167,597.80 $233,255.55	$163,073.22 $193,295.82 $223,139.44

Growth & Income Fund Equity Income Fund Equity Growth Fund	0.60% of the first $1 billion of each Fund's average daily net assets plus 0.40% of each Fund's average daily net assets in excess of $1 billion	$2,628,946.23 $495,002.14 $195,124.80	$122,407.90 $86,453.29 $90,287.50

Capital Opportunities Fund	1.30% of the first $1 billion of the Fund's average daily net assets plus 1.20% of the Fund's average daily net assets in excess of $1 billion	$2,376,350.49	$598,362.58

International Equity Fund	1.22% of the first $1 billion of the Fund's average daily net assets plus 0.90% of the Fund's average daily net assets in excess of $1 billion	$7,381,197.32	$1,881,326.08

Diversified Real Estate Fund	0.80% of the first $1 billion of the Fund's average daily net assets plus 0.60% of the Fund's average daily net assets in excess of $1 billion	$1,837,439.98	None

Mercantile also serves as administrator to the Funds. For its services as administrator, each Fund pays Mercantile an annual fee of 0.125% of each Fund's aggregate average daily net assets. The table below lists the administrative fees each Fund paid to Mercantile for the fiscal year ended May 31, 2007.

Fund	Administrative Fees Paid
Prime Money Market Fund	$1,186,698.62
Government Money Market Fund	$535,387.74
Tax-Exempt Money Market Fund	$295,787.93
Maryland Tax-Exempt Bond Fund	$63,031.66
National Tax-Exempt Bond Fund	$114,100.51
Tax-Exempt Limited Maturity Bond Fund	$90,224.75
Limited Maturity Bond Fund	$161,475.31
Total Return Bond Fund	$188,277.78
Equity Income Fund	$121,137.73
Equity Growth Fund	$59,461.53
Growth & Income Fund	$573,204.38
International Equity Fund	$949,039.56
Diversified Real Estate Fund	$287,019.53
Capital Opportunities Fund	$286,033.98

The New Advisory Agreement

The form of the New Advisory Agreement is attached hereto as Exhibit A. The material terms of the New Advisory Agreement are described below. The terms of the New Advisory Agreement are substantially similar to the terms of the Prior Advisory Agreement. See "Differences Between the Prior and New Advisory Agreements."

Mercantile's Responsibilities. Subject to the supervision of the Board of Directors, Mercantile will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds in accordance with each Fund's investment objectives, policies, and restrictions as stated in the Funds' registration statement and such policies and instructions as the Board of Directors may determine. Mercantile will also place portfolio transactions in accordance with applicable securities laws; take action with respect to any proxies, notices, reports and other communications relating to any of the Funds' portfolio securities; maintain all books and records relating to the securities transactions of the Funds; furnish the Board of Directors with such periodic and special reports as requested; and attend regular business and investment related meetings of the Board of Directors as requested.

Retention of Sub-Advisory Services. Mercantile is authorized but not required to employ or contract with other persons to assist in the performance of its responsibilities under the agreement including, without limitation, one or more sub-advisers who may perform under Mercantile's supervision; provided, however, that the retention of any sub-adviser shall be approved as may be required by the 1940 Act and fees or other compensation of any such other persons or sub-advisers shall be paid by Mercantile. Such other persons and/or sub-advisers may include other investment advisory or management firms and officers or employees who are employed by both Mercantile and the Funds.

Mercantile Expenses. Mercantile will pay all expenses incurred by it in connection with its activities under the agreement other than expenses to be borne by the Funds, as set forth below.

Fund Expenses. The expenses to be borne by the Funds include, without limitation, the following: organizational costs; taxes; interest; brokerage fees and commissions and other expenses in any way related to the execution, recording and settlement of portfolio security transactions; fees of Directors who are not also officers or employees of Mercantile and its affiliates; Securities and Exchange Commission (the "SEC") fees; state Blue Sky qualification fees; charges of custodians and transfer and dividend paying agents; premiums for directors and officers liability insurance; costs of fidelity bonds; industry association fees; outside auditing and legal expenses; costs of maintaining corporate existence; costs of maintaining required books and accounts; cost of office facilities and supplies; data processing, clerical, accounting and bookkeeping services and other administrative expenses; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of SEC regulatory reports; costs of shareholders reports and meetings; costs of preparing, printing and mailing prospectuses for regulatory purposes and for distribution to existing shareholders; and extraordinary expenses.

Compensation Paid to Mercantile. In return for the services provided by Mercantile as investment adviser, and the expenses it assumes under the agreement, each Fund pays Mercantile an advisory fee which is calculated daily and payable monthly. The advisory fee rate for each Fund is set forth in Exhibit A. The investment advisory fee rates paid by the Funds under the New Advisory Agreement are the same as the fees paid under the Prior Advisory Agreement.

Liability of Mercantile. Mercantile shall not be liable for any alleged or actual error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of Mercantile in the performance of its duties or from reckless disregard by Mercantile of its obligations and duties under the agreement.

Termination of the Agreement. The agreement may be terminated with respect to any Fund without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its advisory services under the agreement either by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board. The agreement automatically terminates in the event of its assignment.

The Prior Advisory Agreement

The Prior Advisory Agreement was dated July 24, 1998 and was originally between the Funds and MSD&T and was revised by Addendum No. 1 dated July 5, 2000 and by Amendment No. 1 dated April 27, 2001. Mercantile assumed all of MSD&T's rights and obligations under the Prior Advisory Agreement on May 11, 2001 and the Prior Advisory Agreement was amended on May 19, 2006 with respect to the International Equity Fund. The Prior

Advisory Agreement was initially approved by the Board, including a majority of the Independent Directors. The Prior Advisory Agreement was most recently approved by the Board of Directors on May 19, 2006.

Differences Between the Prior and New Advisory Agreements

The terms of the New Advisory Agreement are substantially the same as the terms of the Prior Advisory Agreement. The New Advisory Agreement has, however, been changed (i) to include important representations as to Mercantile's status as an investment adviser; (ii) to require that the Funds agree to furnish Mercantile with and advise Mercantile of any changes to the Funds' registration statement; (iii) to include an obligation by Mercantile to vote proxies related to the Funds' portfolio securities to ensure compliance with rules adopted by the Securities and Exchange Commission, and (iv) to add "PNC" to the list of names that the Funds will not be able to use in the event that Mercantile ceases to serve as investment adviser. Mercantile had previously been providing such service with respect to proxy voting, but was not under any contractual obligation. These changes benefit the Funds and the shareholders by enhancing Mercantile's responsibilities as investment adviser. The New Advisory Agreement will not affect or change, in any way, the amount of advisory fees payable to Mercantile under the Prior Advisory Agreement.

Board Approval and Recommendation

In reaching its decision to approve the Interim Advisory Agreement, the Directors, including all of the Independent Directors, met at their regular meeting held on February 16, 2007 with senior Mercantile and PNC personnel to discuss the general terms of the proposed merger transaction, the general corporate structure of PNC, Mercantile's views on the proposed merger transaction, and PNC's general plans for operating Mercantile as part of its asset management business.

In the course of their review the Directors, with the assistance of independent counsel, considered their legal responsibilities, reviewed materials received from Mercantile and considered the presentations made by PNC and Mercantile. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors considered whether the approval would be in the best interests of the Funds and their shareholders and took into account that the Interim Agreement was substantially identical in all material respects to the Prior Advisory Agreement; that the advisory fees will be held in escrow pending approval of the New Advisory Agreement; the material terms of the acquisition that would impact the Funds or Mercantile, including PNC's stated intentions regarding the extent of integration of Mercantile into the PNC organization; plans to retain key personnel of Mercantile; any contemplated changes to the structure of the Funds or its Directors, officers, service providers, distribution channels or other operational matters; and that the Funds would not bear any expenses related to the acquisition, including expenses related to the proxy statement and that the independence of the Funds' registered public accounting firm would not be compromised by the acquisition.

In reaching its decision to approve the New Advisory Agreement, the Directors, including a majority of the Independent Directors, met at their regular meeting held on May 18, 2007, and, with the assistance of independent legal counsel, considered their legal responsibilities and evaluated the New Advisory Agreement in light of the related information they had requested and received from Mercantile. The Directors reviewed these materials with the management of Mercantile, legal counsel to the Funds and independent legal counsel to the Directors. The Directors also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Advisory Agreement. The Directors also discussed the proposed approval with counsels in an executive session, at which no representatives of Mercantile were present. The Directors considered whether such approval would be in the best interests of each Fund and its shareholders, focusing primarily on the nature and quality of the services provided by Mercantile and the overall fairness of the New Advisory Agreement. In their deliberations, the Directors did not rank the importance of any particular information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

With respect to the nature, extent and quality of advisory services provided by Mercantile under the New Advisory Agreement, the Directors first reviewed the differences among the New Advisory Agreement, the Prior Advisory Agreement and the Interim Advisory Agreement. They also considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Mercantile dedicated to performing services for the Funds. The Directors also reviewed organizational and staffing changes that resulted from the Merger, including the integration of certain investment management capabilities of PNC Bank into Mercantile's existing investment advisory capabilities, specifically the equity and tax-exempt fixed income portfolio management teams of PNC Wealth Management. The Directors considered Mercantile's intention to have newly integrated investment personnel of the tax-exempt fixed income portfolio management team assume portfolio management responsibilities for the Maryland Tax-Exempt Bond Fund, National Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and Tax-Exempt Money Market Fund. The Directors reviewed the changes to the investment portfolios of the Growth & Income Fund, Equity Growth Fund and Equity Income Fund as a result of the significant changes Mercantile had made to its equity portfolio management and investment research team more than one year ago. The Directors also considered Mercantile's policies and practices regarding brokerage including best execution, selection and compensation of brokers, use of electronic communication networks, research, fund services, directed brokerage, allocation of portfolio transactions, conflicts of interest and soft dollars. The Directors also reviewed Mercantile's procedures to monitor the investment and other activities of the sub-advisers and other service providers retained for certain of the Funds. The Directors reviewed changes to Mercantile's compliance program and its procedures following the Merger, including the disaster recovery plan, code of ethics and proxy voting policies and procedures. The Directors confirmed that there were no pending litigation or regulatory actions against Mercantile or PNC that would adversely affect or prohibit Mercantile's services to the Funds, and that Mercantile had errors and omissions and fidelity bond insurance coverage as a subsidiary of PNC. The Directors also confirmed the Funds had errors and omissions and fidelity bond insurance coverage and that the Directors are indemnified and insured with respect to the costs of any litigation or regulatory action arising in connection with the Merger. Based on this review, the Directors concluded that Mercantile had the capabilities, resources and personnel necessary to manage the Funds.

In assessing the advisory fees of each Fund, the Directors reviewed and considered the contractual advisory fee, the advisory fee after Mercantile's voluntary waivers and the total expenses for the A, C and Institutional share classes of each Fund compared with the advisory fees (before and after waivers) and total expense ratio of each Fund to its representative Lipper category. Mercantile voluntarily waives a portion of its advisory fees for some of the Funds. The waivers can be changed or terminated at any time at the sole discretion of Mercantile. The discussion below reflects the advisory fees and total expenses of each Fund's Institutional Class compared with the advisory fees and total expenses of such Fund's respective Lipper category. When considering the advisory fee of each Fund, the Directors also considered that Mercantile was willing to voluntarily waive its fee and reimburse expenses if each Fund's total expenses exceeded the amount disclosed in the prospectus.

The Directors also considered the annualized performance of each non-money market Fund for the one-, three-, five- and ten-year periods ended March 31, 2007 (if applicable to each Fund) in comparison to the respective Morningstar category averages, and the annualized performance of each money market Fund for the one-, three-, five- and ten-year periods ended March 31, 2007 to the applicable money market universe average published by iMoneyNet. In addition to the performance information received by the Directors for the meeting, the Directors routinely receive detailed performance information for the Funds at other regular Board meetings during the year at which each Fund's investment performance is compared to the respective Lipper, Morningstar, iMoneyNet peer groups (if applicable to each Fund), benchmark indices and peer groups of mutual funds with similar investment objectives individually selected by the portfolio management teams.

Growth & Income Fund. The Directors compared the fund's 0.60% annual advisory fee to fees charged by the Lipper category of 256 large-cap core institutional or no-load mutual funds and considered that the fee was lower than the 0.63% average fee. The Directors also compared the annual advisory fee of 0.57%, after Mercantile's voluntary waivers, to the average of the Lipper category's net advisory fees collected and considered that the fund's fee was lower than the category's 0.59% average. The Directors noted that the fund's total annual expense ratio of

0.78% was lower than the category's average of 0.94%. The Directors concluded that the fund's advisory fee was within the range of fees charged to comparable mutual funds.

The Directors also reviewed the fund's performance compared to the Morningstar category of large-cap blend funds. The comparative information showed that the fund underperformed the average performance of the Morningstar category group for the one-, three- and five-year periods, but outperformed the Morningstar category for the ten-year period. The Directors considered the performance in the context of the changes that Mercantile had made to its equity portfolio management and investment research teams, including enhancements to its research process and the resulting changes to the fund's investment portfolio. The Directors considered Mercantile's changes to its investment personnel and the resulting improvements to its research process and fundamental analysis. The Directors reviewed Mercantile's investment focus on large capitalization companies at attractive valuations and its investment strategy for consistent risk-adjusted performance over a complete market cycle. The Directors considered the fund's underperformance in the context of market risk and the recent outperformance of large capitalization companies by small and mid-capitalization companies, and noted Mercantile's long-term investment strategy in light of its market cycle outlook. The Directors concluded that, although the fund's investment performance over time was lower than the peer group average performance, the fund's recent performance had shown improvement and the Directors retained confidence in Mercantile's overall capabilities to manage the fund.

Equity Income Fund. The Directors compared the fund's 0.60% annual advisory fee to fees charged by the Lipper category of 81 equity income institutional or no-load mutual funds and considered that the fee was lower than the 0.72% average fee. The Directors also compared the annual advisory fee of 0.53%, after Mercantile's voluntary waivers, to the average of the Lipper category's net advisory fees collected and considered that the fund's fee was lower than the category's 0.61% average. The Directors noted that the fund's total annual expense ratio of 0.785% was lower then the category's average of 1.01%. The Directors concluded that the fund's advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund's performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of large-cap value funds for the same periods. The comparative information showed that the fund underperformed the average performance of the Morningstar category for the one-, three- and five-year periods. As described above, the Directors considered that Mercantile had implemented enhancements that over time are expected to improve performance. The Directors reviewed Mercantile's investment focus on large capitalization companies at attractive valuations and its investment strategy for consistent risk-adjusted performance over a complete market cycle. The Directors considered the fund's underperformance in the context of market risk and the recent outperformance of large capitalization companies by small and mid-capitalization companies, and noted Mercantile's long-term investment strategy in light of its market cycle outlook. The Directors concluded that, although the fund's investment performance over time was lower than the peer group average performance, the fund's recent performance had shown improvement and the Directors retained confidence in Mercantile's overall capabilities to manage the fund.

Equity Growth Fund. The Directors compared the fund's 0.60% annual advisory fee to fees charged by the Lipper category of 248 large-cap growth institutional or no-load mutual funds and considered that the fee was lower than the 0.68% average fee. The Directors also compared the annual advisory fee of 0.40%, after Mercantile's voluntary waivers, to the average of the Lipper category's net advisory fees collected and considered that the fund's fee was lower than the category's 0.63% average. The Directors noted that the fund's total annual expense ratio of 0.78% was lower then the category's average of 1.02%. The Directors concluded that the fund's advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund's performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of large-cap growth funds for the same periods. The comparative information showed that the fund outperformed the average performance of the Morningstar category for the one-year period, but had underperformed for the three- and five-year periods. As described above, the Directors considered that Mercantile had implemented enhancements that over time are expected to improve performance. The Directors noted that the performance for the one-year period ended showed improvement and the Directors retained confidence in Mercantile's overall capabilities to manage the fund.

Capital Opportunities Fund. The fund is sub-advised by Delaware Management Company ("Delaware"). The Directors compared the fund's 1.30% annual advisory fee to fees charged by the Lipper category of 293 small-cap core institutional or no-load mutual funds and considered that the fee was higher than the 0.87% average fee, but significantly lower then the highest fee of 2.00%. The Directors also compared the annual advisory fee of 1.06% after Mercantile's voluntary waivers to the average of the Lipper category's net advisory fees collected and noted that the fund's fee was higher than the category's 0.81% average, but lower than the highest fee of 1.92%. The Directors noted that the fund's total annual expense ratio of 1.28% was slightly higher than the category's average of 1.20%, but much lower than the highest expense ratio of 2.25%. The Directors concluded that the fund's advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund's performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of small-cap blend funds for the same periods. The comparative information showed that the fund underperformed the average performance of the Morningstar category for the one-, three- and five-year periods. The Directors considered the fund's performance in the context of Delaware's value driven investment strategy and the impact of recent market volatility on the fund's portfolio. The Directors noted the fund's four-star overall Morningstar rating. The Directors concluded that the fund's performance was satisfactory.

International Equity Fund. The fund is sub-advised by Morgan Stanley Investment Management Limited and Julius Baer Investment Management LLC. The Directors compared the fund's 1.22% annual advisory fee to fees charged by the Lipper category of 44 international multi-cap value institutional or no-load mutual funds and noted that the fund's fee was higher than the 0.82% average fee and the same as the highest fee. The Directors also compared the annual advisory fee of 0.97%, after Mercantile's voluntary waivers, to the average of the Lipper category's net advisory fees collected and considered that the fund's fee was higher than the category's 0.75% average, but lower than the highest fee of 1.16%. The Directors noted that the fund's advisory fee was higher than the Lipper category average and that Mercantile attributed this to the fund's portfolio being actively managed by two separate sub-advisers. The Directors noted that the fund's total annual expense ratio of 1.27% was higher than the category's average of 1.11%, but lower than the maximum expense ratio of 1.70%. The Directors concluded that the fund's advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund's performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of foreign large-cap blend funds for the same periods. The comparative information showed that the fund outperformed the average performance of the Morningstar category for the one-, five- and ten-year periods, but had underperformed the peer group for the three-year period. The Directors concluded that the fund's performance was satisfactory.

Diversified Real Estate Fund. The Directors compared the fund's 0.80% annual advisory fee to fees charged by the Lipper category of 94 real estate institutional or no-load mutual funds and considered that the fee was slightly higher than the 0.77% average fee, but lower than the highest fee of 1.04%. The Directors noted that Mercantile's voluntary waiver of the advisory fee to limit the overall expenses to 1.05% was not currently necessary as the fund's current total annual expense ratio of 1.02% was lower than the voluntary limitation. The Directors considered that the fund's total annual expense ratio of 1.02% was lower than the category's average of 1.09%. The Directors concluded that the fund's advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund's performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of real estate funds for the same periods. The comparative information showed that the fund outperformed the average performance of the Morningstar category for the one-year period, and had slightly underperformed the category for the three- and five-year periods. The Directors considered the fund's performance in the context of Mercantile's long-term investment strategy for this asset class and recent market volatility in this sector and concluded that the fund's performance was satisfactory.

Limited Maturity Bond Fund. The fund is sub-advised by Boyd Watterson Asset Management, LLC ("Boyd Watterson"). The Directors compared the fund's 0.35% annual advisory fee to fees charged by the Lipper category of 61 short-intermediate investment grade debt institutional or no-load mutual funds and considered that the fee was lower than the 0.44% average fee. The Directors also compared the annual advisory fee of 0.28%, after Mercantile's voluntary waivers, to the average of the Lipper category's net advisory fees collected and considered that the fund's fee was lower than the category's 0.36% average. The Directors noted that the fund's Institutional Class total annual expense ratio of 0.53% was lower than the category's 0.67% average fee. The Directors concluded that the fund's advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund's performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of short-term bond funds for the same periods. The comparative information showed that the fund outperformed the average performance of the Morningstar category for the one- and three-year periods and underperformed for the five- and ten-year periods. The Directors considered the performance in the context of Boyd Watterson assuming the portfolio management within the past three and one-half years and concluded that the performance was satisfactory.

Total Return Bond Fund. The fund is sub-advised by Boyd Watterson. The Directors compared the fund's 0.35% annual advisory fee to fees charged by the Lipper category of 50 corporate debt funds A-rated institutional or no-load mutual funds and considered that the fee was lower than the 0.47% average fee. The Directors also compared the annual advisory fee of 0.28%, after Mercantile's voluntary waivers, to the average of the Lipper category's net advisory fees collected and considered that the fund's fee was lower than the category's 0.38% average. The Directors noted that the fund's total annual expense ratio of 0.53% was lower than the category's 0.75% average fee. The Directors concluded that the fund's advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund's performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of intermediate-term bond funds for the same periods. The comparative information showed that the fund outperformed the average performance of the peer group for the one- and three-year periods and had underperformed for the five-year period. The Directors considered the performance in the context of Boyd Watterson assuming the portfolio management within the past three and one-half years and concluded that the performance was satisfactory.

Maryland Tax-Exempt Bond Fund. The Directors compared the fund's 0.50% annual advisory fee to fees charged by the Lipper category of 8 Maryland municipal debt institutional or no-load mutual funds and considered that the fee was slightly higher than the 0.47% average fee, butlower than the highest fee of 0.58%. The Directors also compared the annual advisory fee of 0.21%, after Mercantile's voluntary waivers, to the average of the Lipper category's net advisory fees collected and considered that the fund's fee was lower than the category's 0.40% average. The Directors noted that the fund's total annual expense ratio of 0.53% was lower than the category's average of 0.60%. The Directors concluded that the fund's advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund's performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of municipal single state intermediate-term bond funds for the same periods. The comparative information showed that the fund outperformed the average performance of the Morningstar category for the one-, three-, five- and ten-year periods. The Directors also considered the changes Mercantile intended to implement to the portfolio management and research personnel, including the research and investment process and composite investment performance of the proposed portfolio management and research team. The Directors concluded that the fund's performance was satisfactory.

Tax-Exempt Limited Maturity Bond Fund. The Directors compared the fund's 0.50% annual advisory fee to fees charged by the Lipper category of 15 short-intermediate municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.40% average fee and the same as the highest fee. The Directors also compared the annual advisory fee of 0.26%, Mercantile's after voluntary waivers, to the average of the Lipper category's net advisory fees collected and considered that the fund's fee was lower than the category's 0.35% average. The Directors noted that the fund's total annual expense ratio of 0.53% was lower than the category's average of 0.58%. The Directors concluded that the fund's advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund's performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of national short-term municipal bond funds for the same periods. The comparative information showed that the fund slightly outperformed the average performance of the Morningstar category for the year-to-date period, but had underperformed the one-, three- and five-year periods. The Directors considered the changes Mercantile intended to implement to the portfolio management and research personnel, including the research and investment process and composite investment performance of the proposed portfolio management and research team. The Directors concluded that, although the fund's performance was lower than the average performance of the peer group, Mercantile had performed reasonably in a rising interest rate environment and the Directors retained confidence in Mercantile's overall capabilities to manage the fund.

National Tax-Exempt Bond Fund. The Directors compared the fund's 0.50% annual advisory fee to fees charged by the Lipper category of 62 general municipal debt institutional or no-load mutual funds and considered that the fee was higher than the 0.45% average fee, but lower than the highest fee of 0.80%. The Directors also compared the annual advisory fee of 0.28%, after Mercantile's voluntary waivers, to the average of the Lipper category's net advisory fees collected and considered that the fund's fee was lower than the category's 0.37% average. The Directors noted that the fund's total annual expense ratio of 0.53% was lower than the category's average of 0.64%. The Directors concluded that the fund's advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund's performance for the various periods ended March 31, 2007 compared to that of the Morningstar category of national municipal intermediate-term bond funds for the same periods. The comparative information showed that the fund underperformed the average performance of the Morningstar category for the one-, three- and five-year periods. The Directors considered the changes Mercantile intended to implement to the portfolio management and research personnel, including the research and investment process and composite investment performance of the proposed portfolio management and research team. The Directors concluded that, although the fund's investment performance was lower than the average performance of the peer group, they retained confidence in Mercantile's overall capabilities to manage the fund.

Prime Money Market Fund. The Directors compared the fund's 0.25% annual advisory fee to fees charged by the Lipper category of 400 money market institutional or no-load mutual funds and considered that the fee was lower than the 0.27% average fee. The Directors also compared the annual advisory fee of 0.21%, after Mercantile's voluntary waivers, to the average of the Lipper category's net advisory fees collected and considered that the fund's fee was the same as the category's average fee. The Directors noted that the fund's total annual expense ratio of 0.40% was lower than the category's average of 0.48%. The Directors concluded that the fund's advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund's performance for the various periods ended March 31, 2007 compared to that of the iMoneyNet prime category for all money market funds. The comparative information showed that the fund outperformed the average performance of the iMoneyNet category for the one-, three-, five- and ten-year periods. The Directors concluded that the fund's performance was satisfactory.

Government Money Market Fund. The Directors compared the fund's 0.25% annual advisory fee to fees charged by the Lipper category of 175 U.S. government money market institutional or no-load mutual funds and considered that the fee was lower than the 0.27% average fee. The Directors also compared the annual advisory fee of 0.20%, after Mercantile's voluntary waivers, to the average of the Lipper category's net advisory fees collected and considered that the fund's fee was lower than the category's 0.21% average. The Directors noted that the fund's total annual expense ratio of 0.40% was lower than the category's average of 0.47%. The Directors concluded that the fund's advisory fee was within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund's performance for the various periods ended March 31, 2007 compared to that of the iMoneyNet government category for all money market funds. The comparative information showed that the fund outperformed the average performance of the iMoneyNet category for the one-, three-, five- and ten-year periods. The Directors concluded that the fund's performance was satisfactory.

Tax-Exempt Money Market Fund. The Directors compared the fund's 0.25% annual advisory fee to fees charged by the Lipper category of 169 tax-exempt money market institutional or no-load mutual funds and considered that the fee was lower than the 0.28% average fee. The Directors also compared the annual advisory fee of 0.19%, after Mercantile's voluntary waivers, to the average of the Lipper category's net advisory fees collected and considered that the fund's fee was lower than the category's 0.21% average. The Directors noted that the fund's total annual expense ratio of 0.40% was lower than the category's average of 0.47%. The Directors concluded that the fund's advisory fees were within the range of fees charged to comparable mutual funds.

The Directors reviewed the fund's performance for the various periods ended March 31, 2007 compared to that of the iMoneyNet tax-free category of all money market funds. The comparative information showed that the fund outperformed the average performance of the iMoneyNet category for the one-, three-, five- and ten-year periods. The Directors concluded that the fund's performance was satisfactory.

The Directors also considered the existence of breakpoints in the advisory fee schedules for the Funds that reduce Mercantile's fee rate on assets above a specified level for each Fund. The Directors recognized that breakpoints may be an appropriate way for Mercantile to share its economies of scale with a Fund should any Fund experience substantial asset growth in the future. In considering economies of scale, the Directors recognized that it is difficult to assess breakpoints because, within the mutual fund industry as a whole, there is no uniformity or pattern in the fees or asset levels at which breakpoints (if any) are set. Because different advisers have different cost structures and service models, there are variations in the services that are included in the fees paid by other similar mutual funds which make it difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The Directors noted Mercantile's willingness to adjust existing breakpoints in appropriate circumstances.

The Directors also considered the costs to Mercantile in providing services to the Funds and the profitability for Mercantile from its overall association with the Funds. At the request of the Directors, Mercantile provided information concerning the profitability of Mercantile's investment advisory activities for the twelve month period ended December 31, 2006 and the financial condition of its ultimate parent company, PNC. The information considered by the Directors included operating profit margin information for Mercantile's investment company business, as well as Mercantile's profitability analysis for each Fund. The Directors also reviewed the methods of allocation used by Mercantile in preparing the profitability analysis. Mercantile noted that it believed that the methods of allocation used were reasonable, but there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Mercantile where each of the advisory products draws on, and benefits from, the research and other resources of a larger organization. The Directors recognized that it is difficult to make comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and Mercantile's capital structure and cost of capital. The Directors also assessed areas in which the Funds benefit from economies of scale, and they discussed ways in which better economies of scale could be achieved. The Directors recognized that Mercantile should, in the abstract, be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on their review, concluded that they were satisfied that the profitability information provided by Mercantile did not suggest that Mercantile's level of profitability from its relationship with the Funds was excessive.

Based on its evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Advisory Agreement are reasonable and fair and that the approval of the New Advisory Agreement is in the best interests of the Funds and their shareholders.

Based on all of the foregoing, the Directors of the Funds recommend that shareholders of each Fund vote FOR the approval of the New Advisory Agreement.

PROPOSAL 2

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH BOYD WATTERSON ASSET MANAGEMENT, LLC FOR TOTAL RETURN BOND FUND AND LIMITED MATURITY BOND FUND

The Board of the Directors recommends that shareholders of Total Return Bond Fund and Limited Maturity Bond Fund vote FOR the approval of the New Sub-Advisory Agreement with Boyd Watterson Asset Management, LLC.

At the Meeting, shareholders of the Total Return Bond Fund and Limited Maturity Bond Fund will be asked to approve a new sub-advisory agreement between Boyd Watterson Asset Management, LLC ("Boyd Watterson") and Mercantile. The new sub-advisory agreement contains substantially the same terms and conditions as the prior sub-advisory agreement and provides for the same services to be provided at the same fees. As more fully discussed below, approval of the new sub-advisory agreement is as a result of the Merger pursuant to which Boyd Watterson became an indirect subsidiary of PNC.

Background

The advisory agreement between Mercantile and the Funds authorizes Mercantile to employ other investment advisers to assist Mercantile in the advisory services it provides to any Fund, provided that any fees or compensation payable to such investment adviser shall be paid by Mercantile. Pursuant to such authority, Mercantile entered into a sub-advisory agreement with Boyd Watterson dated July 31, 2003, and amended February 17, 2006, pursuant to which Boyd Watterson provided investment advisory services for the Total Return Bond Fund and Limited Maturity Bond Fund (the "Prior Sub-Advisory Agreement").

Boyd Watterson is an affiliate of Mercantile and is a wholly-owned subsidiary of MSD&T, which, in turn, was wholly-owned by Mercantile Bankshares. As a result of the Merger discussed in Proposal 1, the Prior Sub-Advisory Agreement terminated on March 2, 2007. Accordingly, a new sub-advisory agreement between Mercantile and Boyd Watterson (the "New Sub-Advisory Agreement") is being proposed for approval by shareholders of the Total Return Bond Fund and Limited Maturity Bond Fund.

At a regular meeting held on February 16, 2007, the Directors of the Funds, including a majority of the Independent Directors, met in person and voted to approve an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") between Mercantile and Boyd Watterson for Boyd Watterson to continue to serve as the sub-adviser to the Total Return Bond Fund and Limited Maturity Bond Fund in the event that the Merger occurred.

At a regular meeting held on May 18, 2007, the Directors, including a majority of the Independent Directors, met in person and voted to approve the New Sub-Advisory Agreement between Mercantile and Boyd Watterson, subject to approval by shareholders of the Total Return Bond Fund and the Limited Maturity Bond Fund. For information about the Board's deliberations and the reasons for its recommendation, see "Board Approval and Recommendation" below.

The Interim Sub-Advisory Agreement took effect on March 2, 2007 and will remain in effect (unless sooner terminated) until shareholders of the Total Return Bond Fund and Limited Maturity Bond Fund either approve or disapprove the New Sub-Advisory Agreement or July 29, 2007, whichever is sooner.

Under the Interim Sub-Advisory Agreement, Boyd Watterson provides investment advisory services to the Total Return Bond Fund and Limited Maturity Bond Fund on substantially the same terms and conditions as it did under the Prior Sub-Advisory Agreement, except that as required by Rule 15a-4 under the 1940 Act, the compensation earned by Boyd Watterson under the Interim Sub-Advisory Agreement is being held in an interest bearing escrow account. If a majority of the outstanding voting securities of the Total Return Bond Fund and Limited Maturity Bond Fund approves the New Sub-Advisory Agreement, respectively, then the amount in the escrow account for that Fund (including any interest earned) will be paid to Boyd Watterson. If a majority of the outstanding voting securities of the Total Return Bond Fund and Limited Maturity Bond Fund each does not approve the New Sub-Advisory Agreement, then Boyd Watterson will be paid for that Fund, out of the escrow account, the lesser of (i) any costs incurred in performing the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned). Any remaining amounts in the escrow account will be returned to the respective Fund.

The form of New Sub-Advisory Agreement is attached hereto as Exhibit B. The material terms of the New Sub-Advisory Agreement are described in "The New Sub-Advisory Agreement" below. The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Prior Sub-Advisory Agreement.

If shareholders of the Total Return Bond Fund or Limited Maturity Bond Fund do not approve the New Sub-Advisory Agreement at the Meeting or at an adjournment of the Meeting, then Boyd Watterson will no longer be the sub-adviser of the respective Fund, in which case Mercantile and the Board of Directors will consider other alternatives and would make such arrangements for the management of the portfolios of the Total Return Bond Fund or Limited Maturity Bond Fund as it deems appropriate and in the best interests of the respective Fund, including (without limitation) the recommendation that Mercantile assume day-to-day investment management of the Funds.

Information about Boyd Watterson

Boyd Watterson is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Boyd Watterson's principal offices are located at 1801 East Ninth Street, Cleveland, Ohio 44114. Boyd Watterson is an affiliate of Mercantile and is a wholly-owned subsidiary of MSD&T which, in turn, is wholly-owned by PNC.

The following table sets forth the name, position and principal occupation of the chief executive officer and each director of Boyd Watterson as of May 31, 2007. Each individual's address is 1801 East Ninth Street, Cleveland, Ohio 44114.

Name	Position with Boyd Watterson	Principal Occupation
Clyde E. Bartter	Director	Chairman and Co-Chief Investment Officer of Boyd Watterson

Timothy M. Hyland	Director	Vice Chairman of Boyd Watterson

Brian L. Gevry	Director	CEO and Co-Chief Investment Officer of Boyd Watterson

Kevin A. McCreadie	Director	Chief Investment Officer of MSD&T Investment and Wealth Management Division and Chief Investment Officer of PNC Wealth Management

David L. Meyer	Director	Chief Operating Officer of MSD&T Investment and Wealth Management Division and Deputy Chief Operating Officer of PNC Wealth Management

Bonnie B. Stein	Director	President, Mercantile Brokerage Services, Inc., Executive Vice President of MSD&T and Managing Director of PNC Wealth Management

Jay Wilson	Director	Chief Executive Officer of MSD&T Investment and Wealth Management Division

The following table sets forth the officers and directors of Boyd Watterson who also serve as officers of the Funds as of May 31, 2007. Officers and directors of Boyd Watterson who also serve as officers of the Funds do not receive compensation from the Funds for their services as officer of the Funds.

Name	Position with the Funds	Position with Boyd Watterson
Kevin A. McCreadie	President	Director

David L. Meyer	Vice President	Director

There were no brokerage commissions paid by the Total Return Bond Fund or the Limited Maturity Bond Fund to affiliated brokers of Boyd Watterson for the Funds' fiscal year ended May 31, 2007.

Compensation Paid to Boyd Watterson

In return for the services provided by Boyd Watterson as sub-adviser, Mercantile pays Boyd Watterson a fee, which is calculated daily and paid quarterly. The table below lists the fees charged under the Prior Sub-Advisory Agreement and the sub-advisory fees Mercantile paid to Boyd Watterson for the fiscal year ended May 31, 2007. The sub-advisory fee rates paid by Mercantile under the New Sub-Advisory Agreement are the same as the fees paid under the Prior Sub-Advisory Agreement.

Fund	Sub-Advisory Fee	Sub-Advisory Fees Paid to Boyd Watterson by Mercantile
Limited Maturity Bond Fund	0.20% of Fund's average net assets up to $140,403,000; 0.30% on Fund's average net assets greater than $140,403,000 and up to $1 billion; 0.17% of Fund's average net assets greater than $1 billion	$258,357.26
Total Return Bond Fund	0.20% of Fund's average net assets up to $144,344,000; 0.30% on Fund's average net assets greater than $144,344,000 and up to $1 billion; 0.17% of Fund's average net assets greater than $1 billion	$307,517.15

The New Sub-Advisory Agreement

The form of New Sub-Advisory Agreement is attached hereto as Exhibit B. The material terms of the New Sub-Advisory Agreement are described below. The terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Prior Sub-Advisory Agreement.

Boyd Watterson's Responsibilities. Subject to the supervision of the Board of Directors, Boyd Watterson will assist the Adviser in providing a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds, in accordance with each Fund's investment objectives, policies, and restrictions as stated in the Funds' registration statement and such policies and instructions as the Board of Directors may determine. Boyd Watterson will also place portfolio transactions in accordance with applicable securities laws; take action with respect to any proxies, notices, reports and other communications relating to any of the Funds' portfolio securities; maintain all books and records relating to the securities transactions of the Funds; furnish the Board of Directors with such periodic and special reports as requested; and attend regular business and investment related meetings of the Board of Directors as requested.

Boyd Watterson Expenses. Boyd Watterson will pay all expenses incurred by it in connection with its activities under the agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Funds.

Compensation Paid to Boyd Watterson. In return for the services provided by Boyd Watterson as sub-adviser, and the expenses it assumes under the agreement, Mercantile pays Boyd Watterson a sub-advisory fee, which is calculated daily and payable quarterly. The sub-advisory fee rate for each Fund is set forth in Exhibit B. The sub-advisory fee rates paid by Mercantile under the New Sub-Advisory Agreement are the same as the fees paid under the Prior Sub-Advisory Agreement.

Liability of Boyd Watterson. Boyd Watterson shall not be liable to the Company whatsoever or to any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with rendering services under the agreement, except a loss resulting from willful misfeasance, bad faith, negligence, reckless disregard on the part of Boyd Watterson in the performance of its obligations and duties under the agreement, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Termination of the Agreement. The agreement may be terminated with respect to any Fund without penalty upon sixty (60) days' written notice by Mercantile, Boyd Watterson or the Funds by either the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board. The agreement automatically terminates in the event of its assignment.

Board Approval and Recommendation

In reaching its decision to approve the Interim Sub-Advisory Agreement, the Directors, including all of the Independent Directors, met at their regular meeting held on February 16, 2007 with senior Mercantile and PNC personnel to discuss the general terms of the proposed merger transaction, the general corporate structure of PNC, Mercantile's views on the proposed merger transaction, and PNC's general plans for operating Mercantile and Boyd Watterson as part of its asset management business.

In considering whether to approve the Interim Sub-Advisory Agreement the Directors, with the assistance of independent counsel, considered similar factors to those it considered in approving the Interim Advisory Agreement, to the extent applicable. The Directors considered whether the approval would be in the best interests of Total Return Bond Fund and Limited Maturity Bond Fund and their respective shareholders and took into account that the Interim Sub-Advisory Agreement was identical in all material respects to the Prior Sub-Advisory Agreement; that the sub-advisory fees will be held in escrow pending approval of the New Sub-Advisory Agreement; the material terms of the acquisition that would impact Total Return Bond Fund and Limited Maturity Bond Fund, Boyd Watterson or Mercantile; plans to retain key personnel of Boyd Watterson; any contemplated changes to the structure of Total Return Bond Fund and Limited Maturity Bond Fund or its Directors, officers, service providers, distribution channels or other operational matters; and that the Funds would not bear any expenses related to the acquisition, including expenses related to the proxy statement and that the independence of the Funds' registered public accounting firm would not be compromised by the acquisition. Based on the facts that (i) the sole reason the Directors considered the Interim Sub-Advisory Agreement was due to the effects of the Merger on the Prior Sub-Advisory Agreement and unrelated to the performance or structure of Boyd Watterson; and (ii) the Interim Sub-Advisory Agreement are substantially identical to the Prior Sub-Advisory Agreement, the Board did not conduct the special review on the operations of Boyd Watterson in approving the Interim Sub-Advisory Agreement.

In reaching their decision to approve the New Sub-Advisory Agreement, the Directors, including a majority of the Independent Directors, met at their regular meeting held on May 18, 2007, and, with the assistance of independent counsel, considered their legal responsibilities and evaluated the New Sub-Advisory Agreement in light of the related information they had requested from Boyd Watterson and Mercantile in advance of the meeting. The Directors reviewed these materials with representatives of Boyd Watterson and Mercantile, counsel to the Funds and independent counsel to the Directors. The Directors met in an executive session with management of Mercantile and PNC to understand the impact of the Merger, including PNC's evaluation of strategic options with respect to Boyd Watterson. The Directors then discussed the proposed approval in an executive session with counsel, at which no representatives of Boyd Watterson, Mercantile or PNC were present. The Directors considered whether the terms of the New Sub-Advisory Agreement would be in the best interests of the shareholders of Total Return Bond Fund and Limited Maturity Bond Fund, focusing primarily on the nature and quality of the services provided by Boyd Watterson and the overall fairness of the New Sub-Advisory Agreement. In their deliberations, the Directors did not rank the importance of any particular piece of information, and it is presumed that each Director attributed different weights to the various factors.

In approving the New Sub-Advisory Agreement, the Board considered the nature, extent and quality of the sub-advisory services being rendered by Boyd Watterson. The Directors considered that there were no material differences between the New Sub-Advisory Agreement, the Prior Sub-Advisory Agreement and the Interim Sub-Advisory Agreement. They also considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Boyd Watterson dedicated to performing services for Total Return Bond Fund and Limited Maturity Bond Fund. The Directors also considered Boyd Watterson's policies and practices regarding investment selection, brokerage and trading issues including broker selection, use of unaffiliated brokers, best execution, use of electronic communication networks, research, soft dollars, directed brokerage, and allocation of portfolio transactions for Total Return Bond Fund and Limited Maturity Bond Fund. The Directors also considered Boyd Watterson's compliance program and reviewed changes to the compliance program and its procedures following the Merger. The Directors confirmed that there were no pending litigation or regulatory actions against Boyd Watterson or PNC that would adversely affect or prohibit Boyd Watterson's services to the Funds, and that Boyd Watterson had errors and omissions and fidelity bond insurance coverage. Based on this review, the Directors concluded that Boyd Watterson had the capabilities, resources and personnel necessary to manage Total Return Bond Fund and Limited Maturity Bond Fund.

In assessing the investment performance of each Fund, the Directors considered the annualized performance of Total Return Bond Fund and Limited Maturity Bond Fund for the one-, three-, five- and ten-year periods ended March 31, 2007 (if applicable) in comparison with the respective Morningstar category averages. In addition to the performance information received by the Directors for the meeting, the Directors routinely receive detailed performance information for Total Return Bond Fund and Limited Maturity Bond Fund at other regular Board meetings during the year at which the investment performance is compared to the respective Lipper and Morningstar peer groups, benchmark indices and peer groups of mutual funds with similar investment objectives individually selected by Boyd Watterson's portfolio management teams. The comparative information showed that the Total Return Bond Fund outperformed the average performance of the Morningstar category of intermediate-term bond funds for the one- and three-year periods and had underperformed for the five-year period, and that the Limited Maturity Bond Fund outperformed the average performance of the Morningstar category of short-term bond funds for the one- and three-year periods and had underperformed for the five- and ten-year periods. The Directors considered the performance in the context of Boyd Watterson assuming the portfolio management within the past three years and the improved investment performance since the transition of advisory services to Boyd Watterson. The Directors concluded that the investment performance of the Limited Maturity Bond Fund and Total Return Bond Fund was satisfactory.

The Directors also considered the overall fairness of the New Sub-Advisory Agreement and reviewed the fee structure of the agreement, its allocation methodology and information related to the profitability of Boyd Watterson from its association with Total Return Bond Fund and Limited Maturity Bond Fund. The Directors reviewed the breakpoints included in the schedules that reduce Boyd Watterson's respective fee rate on assets above a specified level for both Total Return Bond Fund and Limited Maturity Bond Fund. The Directors recognized that breakpoints may be an appropriate way for Boyd Watterson to share its economies of scale. The Directors also noted that economies of scale may also be realized by Boyd Watterson across similar products and services and considered the costs incurred by Boyd Watterson in providing services to Total Return Bond Fund and Limited Maturity Bond Fund, but recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and services models. In evaluating profitability and whether the fee paid to Boyd Watterson was one that would have been negotiated in an arms' length transaction with Mercantile, the Directors noted that Mercantile and Boyd Watterson are affiliated. The Directors also considered that Boyd Watterson had agreed to waive its fee proportionally subject to any fee waivers that Mercantile has voluntarily made in order to keep the annual fees and expenses for both Total Return Bond Fund and Limited Maturity Bond Fund at a certain level and that the voluntary fee waivers are currently in place. The Directors considered Boyd Watterson's representation that the subadvisory fees for Total Return Bond Fund and Limited Maturity Bond Fund were below the fees charged other comparable accounts managed by Boyd Watterson. The Directors concluded that based on the services Boyd Watterson would provide Total Return Bond Fund and Limited Maturity Bond Fund under the New Sub-Advisory Agreement and its expenses incurred in the performance of such services, the compensation to be paid was fair and reasonable with respect to Total Return Bond Fund and Limited Maturity Bond Fund.

Based on its evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Sub-Advisory Agreement are reasonable and fair and that its approval is in the best interests of the respective Total Return Bond Fund and Limited Maturity Bond Fund and their shareholders.

The Directors of the Total Return Bond Fund and Limited Maturity Bond Fund recommend that shareholders of the Total Return Bond Fund and Limited Maturity Bond Fund vote FOR the approval of the New Sub-Advisory Agreement.

ADDITIONAL INFORMATION

Voting Information

Record Date. Only shareholders of record at the close of business on May 22, 2007 (the "Record Date") will be entitled to vote at the Meeting and at any adjournment thereof. The issued and outstanding Shares of each Fund as of the Record Date are listed in Appendix 4.

Quorum. In order to constitute a quorum for the transaction of business, with respect to each Fund, the holders of at least a majority of all of Shares upon which the Fund's shareholders are entitled to cast votes at the Meeting must be present either in person or by proxy. For purposes of determining the presence of a quorum, abstentions will be counted as present.

In the event that the necessary quorum to transact business is not present at a Meeting with respect to one or more Funds, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, but the vote required to approve any proposal is not obtained, the persons named as proxies, or their subsitutes, may vote for one or more adjourment of the meeting to permit further solicitation of proxies; and will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposal against any such adjournment.

Broker "non-votes" (that is, properly executed proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present at the Meeting but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Required Vote. Approval of each of the Proposals, with respect to each applicable Fund, requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

Abstentions will have the effect of a "no" vote on each of the Proposals. Broker non-votes will have the effect of a "no" vote for each of the Proposals if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding Shares of a Fund. Broker non-votes will not constitute "yes" or "no" votes for any of the Proposals, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Fund present at a Meeting. Shareholders of each Fund will vote separately with respect to each Proposal.

Voting Proxies. D.F. King & Co., Inc. ("King") has been engaged to assist in the solicitation of proxies for the Funds, at an estimated cost of $45,000-$55,000, plus reasonable expenses, which will be borne by Mercantile. Shareholders may authorize King to execute proxies by telephonic or electronically transmitted instructions. As the Meeting date approaches, shareholders of each Fund may receive a telephone call from a representative of King if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the King representative is required to ask for each shareholder's full name, address and the last four digits of the shareholder's social security number or tax identification number. In addition, the King representative will confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the King representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the Shares. If the information solicited agrees with the information provided to King, then the King representative will explain the proxy voting process, read the Proposals listed on the proxy card and ask for the shareholder's voting instructions on each Proposal. Although the King representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. King will record the shareholder's instructions on the card. Within 72 hours, a letter or mailgram will be sent to the shareholder to confirm his or her vote and instruct the shareholder to call King immediately if his or her voting instructions are not correctly reflected in the confirmation.

Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. In addition to confirming their voting instructions prior to submission, shareholders who vote via the Internet will, upon request, receive an e-mail confirming their instructions.

If a shareholder wishes to attend the Meeting, the shareholder may still submit the proxy card originally sent with this Proxy Statement. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may call toll-free 800-714-3305. Any proxy given by a shareholder is revocable until voted at the Meeting.

Any shareholder of a Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Mercantile Capital Advisors, Inc., at the address for the Funds shown at the beginning of this Proxy Statement), or in person at a Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR each Proposal referred to in the Proxy Statement.

The Board of Directors may, at any time, elect to withdraw a proposal from consideration at the Special Meeting. A decision to withdraw a proposal may arise if, because of changed circumstances, the proposal is either no longer necessary or appropriate. Should the Board elect to withdraw a proposal, the proposal will not be presented at the Special Meeting, and any proxies received regarding that proposal will not be voted. If time permits, shareholders will be notified if any proposal affecting them or their Fund is withdrawn.

Other Shareholder Information. Mercantile's parent company, MSD&T, may be deemed to be the beneficial owner, for purposes of the federal securities laws, because MSD&T possesses sole or shared voting power for Shares of the Funds. MSD&T does not, however, have any economic interest in such Shares, which are held solely for the benefit of its customers. MSD&T has advised the Funds that it intends to vote the Shares in the Funds over which it has retained voting power in a manner that is consistent with its fiduciary responsibilities. To the knowledge of the Funds, the amount of beneficial ownership MSD&T held as of the Record Date was as follows:

Fund – Institutional Class	Number of Shares	Percentage Owned
Prime Money Market Fund	241,616,399	22.97%
Government Money Market Fund	89,301,887	19.53%
Tax-Exempt Money Market Fund	81,853,264	31.77%
Maryland Tax-Exempt Bond Fund	2,915,587	63.16%
National Tax-Exempt Bond Fund	8,283,141	95.20%
Tax-Exempt Limited Maturity Bond Fund	5,237,842	84.15%
Limited Maturity Bond Fund	7,928,083	64.03%
Total Return Bond Fund	13,567,338	86.48%
Equity Income Fund	14,169,117	72.21%
Equity Growth Fund	4,071,325	65.46%

Fund – Institutional Class	Number of Shares	Percentage Owned
Growth & Income Fund	13,417,080	55.43%
International Equity Fund	32,523,374	74.77%
Diversified Real Estate Fund	7,295,678	68.74%
Capital Opportunities Fund	13,753,921	75.01%

To the Funds' knowledge, at the Record Date no other person possessed sole or shared voting or investment power with respect to 5% or more of any of the outstanding interests of the Funds, except as stated in Appendix 5.

Principal Underwriter

Mercantile Investment Services, Inc. serves as the principal underwriter to the Funds and has principal offices located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

Shareholder Proposals for Subsequent Meetings

The Funds do not hold annual shareholders meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Funds' Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meetings

The Board of Directors is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of each Fund.

Dated: June 8, 2007

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

INDEX OF EXHIBITS AND APPENDICES

EXHIBIT A:  FORM OF NEW ADVISORY AGREEMENT

EXHIBIT B:  FORM OF NEW SUB-ADVISORY AGREEMENT

APPENDIX 1:  PROPOSED PORTFOLIO MANAGER CHANGES

APPENDIX 2:  FUND SHARES OUTSTANDING

APPENDIX 3:  BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

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Exhibit A

Advisory Agreement

AGREEMENT made this day of , 2007, between Mercantile Funds, Inc. (the "Company"), a Maryland corporation having its principal place of business in Baltimore, Maryland, and Mercantile Capital Advisors, Inc. (the "Advisor"), an investment adviser having its principal place of business in Baltimore, Maryland.

WHEREAS, the Company and is a registered open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") desires to retain the Adviser to furnish investment advisory services to certain investment portfolios of the Company and may retain the Adviser to serve in such capacity with respect to certain additional investment portfolios of the Company, all as now or hereafter may be identified in Schedule A hereto (individually referred to herein as a "Fund" and collectively referred to herein as the "Funds") and the Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment. The Company hereby appoints the Adviser to act as investment adviser to the Funds of the Company for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2.  Advisory Services. Subject to the supervision of the Company's Board of Directors, the Adviser will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Funds and will manage each Fund's overall cash position. The Adviser will provide the services under this Agreement in accordance with each Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Company's Board of Directors of which the Adviser is advised.

3.  Brokerage. The Adviser shall select brokers and dealers for any purchase or sale of assets of the Funds and use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with the foregoing and to the extent permitted by the 1940 Act, the Adviser may, in the allocation of portfolio brokerage business and the payment of brokerage commissions, consider the brokerage and research services furnished the Adviser by brokers and dealers, in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended. In no instance will portfolio securities be purchased from or sold to an affiliated person of the Company, the Adviser, or any affiliated person of the Company or the Adviser, except to the extent permitted by the 1940 Act and the Securities and Exchange Commission (the "SEC").

4.  Assistance. The Adviser may employ or contract with other persons to assist in the performance of this Agreement including, without limitation, one or more sub-advisers who may perform under supervision of the Adviser any or all of the services described under Section 2 for one or more of the Funds; provided, however, that the retention of any sub-adviser shall be approved as may be required by the 1940 Act. Such other persons and/or sub-advisers may include other investment advisory or management firms and officers or employees who are employed by both the Adviser and the Company. The fees or other compensation of any such other persons or sub-advisers shall be paid by the Adviser and no obligation may be incurred on the Company's behalf to any such person or sub-adviser.

In the event that the Adviser appoints a sub-adviser for one or more of the Funds, the Adviser shall review, monitor, and report to the Company's Board of Directors on the performance and investment sub-adviser in connection with such Fund's or Funds continuous investment program; and, if applicable, approve lists of foreign countries which may be recommended by any sub-adviser for investment by such Fund or Funds.

5.  Covenants by Adviser. The Adviser agrees that with respect to the services provided to the Company that it:

a.  will use the same skill and care in providing such services as it uses in providing services to its other accounts for which it has investment responsibilities and will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

b.  will conform with all applicable rules and regulations of the SEC under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Adviser;

c.  will be responsible for taking action with respect to any proxies, notices, reports and other communications relating to any of the Funds' portfolio securities;

d.  will not make loans for the purpose of purchasing or carrying Fund shares, or make interest-bearing loans to the Company;

e.  will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company; and

f.  will furnish the Company's Board of Directors with such periodic and special reports as the Board may reasonably request with respect to the Funds and attend regular business and investment-related meetings with the Company's Board of Directors if requested to do so by the Company.

6.  Adviser's Representations. The Company hereby represents and warrants that it (i) is duly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended; and (ii) that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

7.  Delivery of Documents. The Company has furnished the Adviser with copies properly certified or authenticated of the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), and under the 1940 Act as filed with the SEC and all amendments thereto; and the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus"). The Company will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

8.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

9.  Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Company shall pay the Adviser on the first business day of each month the fees, calculated at the annual rate described in Schedule A attached hereto on each Fund's average daily net assets during the preceding month. The fee for the period from the date of commencement of operations of a new Fund to the end of the first month thereafter shall be prorated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement with respect to any Fund before the end of any month, the fee for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement with respect to such Fund.

10.  Expenses. The Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than expenses to be borne by the Funds, as set forth below. The expenses to be borne by the Funds include, without limitation, the following: organizational costs; taxes; interest; brokerage fees and commissions and other expenses in any way related to the execution, recording and settlement of portfolio security transactions; fees of Directors who are not also officers or employees of the Adviser and its affiliates; SEC fees; state Blue Sky qualification fees; charges of custodians and transfer and dividend paying agents; premiums for directors and officers liability insurance; costs of fidelity bonds; industry association fees; outside auditing and legal expenses; costs of maintaining corporate existence; costs of maintaining required books and accounts; cost of office facilities and supplies; data processing, clerical, accounting and bookkeeping services and other administrative expenses; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of SEC regulatory reports; costs of shareholders reports and meetings; costs of preparing, printing and mailing prospectuses for regulatory purposes and for distribution to existing shareholders; the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Funds; and extraordinary expenses.

11.  Limitation of Liability. The Adviser shall remit to the particular Fund or Funds the amount of any recovery the Adviser obtains for the benefit of such Fund or Funds from any person or sub-adviser whom the Adviser has employed or with whom the Adviser has contracted pursuant to Section 4 of this Agreement, for the acts and omissions of such person or sub-adviser. Subject to the foregoing, each Fund agrees as an inducement to the Adviser and others who may assist the Adviser in providing services to such Fund that the Adviser and such other persons shall not be liable for any alleged or actual error of judgment or mistake of law or for any alleged or actual loss suffered by such Fund or the Company and each Fund and the Company agree to indemnify and hold harmless the Adviser and such other persons against and from any claims, liabilities, actions, suits, proceedings, judgments or damages (and expenses as and when incurred in connection therewith, including the reasonable cost of investigating or defending same, including, but not limited to attorneys fees) arising out of any such alleged or actual error of judgment or mistake of law or loss; provided, however, that nothing herein shall be deemed to protect or purport to protect the Adviser or any such other persons against any liability to any Fund or to its shareholders to which the Adviser or they would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder, or by reason of reckless disregard of the obligations and duties hereunder; and provided further, that this sentence shall not inure to the benefit of any person or sub-adviser (or others who may assist any such person or sub-adviser) whom the Adviser has employed or with whom the Adviser has contracted pursuant to Section 4 of this Agreement.

12.  Duration and Termination.

a.  This Agreement will become effective for each Fund as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the SEC), and will continue for an initial two-year term and will continue thereafter so long as such continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by vote of the lesser of (a) 67% of the shares of such Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of such Fund, provided that in either event its continuance also is approved by a majority of the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

b.  This Agreement may be terminated with respect to any Fund at any time without any penalty, on sixty (60) days prior written notice, (i) by the Company (by vote of the Company's Board of Directors or (ii) by vote of a majority of the outstanding voting securities of such Fund), or (iii) by the Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act).

13.  Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed to the:

Adviser:
Mercantile Capital Advisors, Inc.
Attn: Legal Department
Two Hopkins Plaza
Baltimore MD 21201

Mercantile Funds, Inc.:
Mercantile Capital Advisors, Inc.
Attn: Funds Administration
Two Hopkins Plaza
Baltimore MD 21201

14.  Services Not Exclusive. The Adviser shall be free to solicit and furnish similar services to others so long as its services under this Agreement are not impaired thereby. The Company acknowledges and agrees that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more client accounts managed by the Adviser which have available funds for investment, the available securities may be allocated in a manner believed by the Adviser to be equitable to each client account. The Company recognizes that in some cases this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for the disposed of by a Fund.

15.  Use of Names. If Adviser ceases to act as the Company's investment adviser, the Company agrees that, at the Adviser's request, the Company will take all necessary action to change the name of the Company and its Funds to a name not including "PNC," "Mercantile," "M.S.D.&T." or "Mercantile-Safe Deposit & Trust Company" in any form or combination of words.

16.  Amendment. This Agreement may be amended only by an instrument in writing signed by the party against which enforcement of the amendment is sought. No amendment of this Agreement for which approval by the outstanding voting securities of each Fund is required under the 1940 Act shall be effective until approved by the vote of a majority of the outstanding voting securities of the Funds.

17.  Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Maryland.

18.  Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

19.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors; provided, that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

MERCANTILE CAPITAL ADVISORS, INC.

By:

MERCANTILE FUNDS, INC.

By:

Schedule A

The Company will pay the Adviser on the first business day of each month, a fee at the annual rate set forth below of such Fund's average daily net assets during the preceding month:

Fund(s)	Advisory Fee
Prime Money Market	0.25% of the first $1 billion of each Fund's average daily net assets plus
Government Money Market	0.20% of each Fund's average daily net assets in excess of $1 billion
Tax-Exempt Money Market
Limited Maturity Bond	0.35% of the first $1 billion of each Fund's average daily net assets plus
Total Return Bond	0.20% of each Fund's average daily net assets in excess of $1 billion
Maryland Tax-Exempt Bond	0.50% of the first $1 billion of each Fund's average daily net assets plus
Tax-Exempt Limited Maturity Bond	0.25% of each Fund's average daily net assets in excess of $1 billion
National Tax-Exempt Bond
Growth & Income	0.60% of the first $1 billion of each Fund's average daily net assets plus
Equity Income	0.40% of each Fund's average daily net assets in excess of $1 billion
Equity Growth
Capital Opportunities	1.30% of the first $1 billion of the Fund's average daily net assets plus
1.20% of the Fund's average daily net assets in excess of $1 billion
International Equity	1.22% of the first $1 billion of the Fund's average daily net assets plus
0.90% of the Fund's average daily net assets in excess of $1 billion
Diversified Real Estate	0.80% of the first $1 billion of the Fund's average daily net assets plus
0.60% of the Fund's average daily net assets in excess of $1 billion

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Exhibit B

Sub-Advisory Agreement

AGREEMENT made this day of , 2007, between Mercantile Capital Advisors, Inc. (the "Adviser"), an investment adviser having its principal place of business in Baltimore, Maryland, and Boyd Watterson Asset Management, LLC (the "Sub-Adviser"), an investment adviser having its principal place of business in Cleveland, Ohio.

WHEREAS, the Adviser serves as investment adviser to the investment portfolios of the Mercantile Funds, Inc. (the "Company"), a Maryland corporation having its principal place of business in Baltimore, Maryland, and is registered open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to certain investment portfolios of the Company and may retain the Sub-Adviser to serve in such capacity with respect to certain additional investment portfolios of the Company, all as now or hereafter may be identified in Schedule A hereto (individually referred to herein as a "Fund" and collectively referred to herein as the "Funds") and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Funds as permitted by the Adviser's Advisory Agreement with the Company pertaining to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2.  Sub-Advisory Services. Subject to the supervision of the Company's Board of Directors, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Funds and will manage each Fund's overall cash position. The Sub-Adviser will provide the services under this Agreement in accordance with each Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Company's Board of Directors.

3.  Brokerage. The Sub-Adviser shall select brokers and dealers for any purchase or sale of assets of the Accounts and is hereby directed to obtain for the Accounts in such transactions "best price and best execution." Consistent with the foregoing and to the extent permitted by the 1940 Act, the Sub-Adviser may, in the allocation of portfolio brokerage business and the payment of brokerage commissions, consider the brokerage and research services furnished the Sub-Adviser by brokers and dealers, in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended. In no instance will portfolio securities be purchased from or sold to an affiliated person of the Adviser, the Sub-Adviser, or any affiliated person of the Company, the Adviser or the Sub-Adviser, except to the extent permitted by the 1940 Act and the Securities and Exchange Commission (the "SEC").

4.  Covenants by Sub-Adviser. The Sub-Adviser agrees that with respect to the services provided to the Company that it:

a.  will use the same skill and care in providing such services as it uses in providing services to its other accounts for which it has investment responsibilities and will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

b.  will conform with all applicable rules and regulations of the SEC under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser;

c.  will be responsible for taking action with respect to any proxies, notices, reports and other communications relating to any of the Fund's portfolio securities;

d.  will maintain all books and records with respect to the securities transactions of the Funds, will furnish the Adviser and Company's Board of Directors with such periodic and special reports as the Board may reasonably request with respect to the Funds, and will provide in advance to the Adviser all reports to the Company's Board of Directors for examination and review within a reasonable time prior to the Company's Board meetings;

e.  will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company; and

f.  will attend regular business and investment-related meetings with the Company's Board of Directors and the Adviser if requested to do so by the Company and/or the Adviser.

5.  Sub-Adviser's Representations. The Sub-Adviser hereby represents and warrants that it (i) is duly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended; and (ii) that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

6.  Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), and under the 1940 Act as filed with the SEC and all amendments thereto; and the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus"). The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

7.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31 a-1 under the 1940 Act.

8.  Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable quarterly, from the Adviser, calculated at the annual rate described in Schedule A attached hereto.

9.  Expenses. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Funds.

10.  Limitation of Liability. In the absence of (a) willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Sub-Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser shall not be subject to any liability whatsoever to the Company, or to any shareholder of the Funds for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Funds.

11.  Duration and Termination.

a.  This Agreement will become effective with respect to each Fund listed on Schedule A as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the SEC), and will continue for an initial two-year term and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Company.

b.  This Agreement may be terminated at any time without the payment of any penalty, on sixty (60) days prior written notice, by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund), by the Sub-Adviser or by the Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

12.  Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed to the:

Sub-Adviser:
1801 East Ninth Street
Suite 1400
Cleveland OH 44114

Adviser:
Attn: Compliance Department
Two Hopkins Plaza
Baltimore MD 21201

Mercantile Funds, Inc.:
c/o Mercantile Capital Advisors, Inc.
Attn: Funds Administration
Two Hopkins Plaza
Baltimore MD 21201

13.  Services Not Exclusive. The investment management services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to solicit and furnish similar services to others so long as its services under this Agreement are not impaired thereby.

14.  Amendment of this Agreement. No amendment of this Agreement for which approval by the outstanding voting securities of each Fund is required under the 1940 Act shall be effective until approved by the vote of a majority of the outstanding voting securities of the Funds.

15.  Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Maryland.

16.  Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

17.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

MERCANTILE CAPITAL ADVISORS, INC.

By:

BOYD WATTERSON ASSET MANAGEMENT, LLC

By:

Schedule A of Sub-Advisory Agreement
between Mercantile Capital Advisors, Inc.
and Boyd Watterson Asset Management LLC

Name of Fund	Compensation
Limited Maturity Bond Fund	On average net assets up to $140,403,000	0.20%
	On average net assets greater than $140,403,000 and up to $1 billion	0.30%
	On net assets greater than $1 billion	0.17%
Total Return Bond Fund	On average net assets up to $144,344,000	0.20%
	On average net assets greater than $144,344,000 and up to $1 billion	0.30%
	On average net assets greater than $1 billion	0.17%

All fees payable to Boyd Watterson Asset Management, LLC shall be waived proportionally subject to any fee management waivers that Mercantile Capital Advisors, Inc. has voluntarily made in order to keep the annual fees and expenses for each Fund at a certain level.

Appendix 1

Proposed Portfolio Manager Changes

Below is a table that shows, as of June 6, 2007, the anticipated changes to the portfolio management of the Maryland Tax-Exempt Bond Fund, National Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and Tax-Exempt Money Market Fund. The information contained in the table may be subject to further change. Shareholders of each applicable Fund will be notified following a change in their Fund's lead portfolio manager(s).

Fund	Portfolio Managers as of May 31, 2007	Portfolio Managers as of June 18, 2007
Maryland Tax-Exempt Bond Fund	Ronald M. Shostek, CFA, is the lead portfolio manager and Amy L. Carcione, CFA, is co-portfolio manager.	Stephen Winterstein will be the lead portfolio manager and Adam Mackey will be co-portfolio manager.

National Tax-Exempt Bond Fund	Ronald M. Shostek, CFA, is the lead portfolio manager and Amy L. Carcione, CFA, is co-portfolio manager.	Stephen Winterstein will be the lead portfolio manager and Rebecca Rogers will be co-portfolio manager.

Tax-Exempt Limited Maturity Bond Fund	Ronald M. Shostek, CFA, is the lead portfolio manager and Amy L. Carcione, CFA, is co-portfolio manager.	Stephen Winterstein will be the lead portfolio manager and Adam Mackey will be co-portfolio manager.

Tax-Exempt Money Market Fund	Ronald M. Shostek, CFA, is the lead portfolio manager and Amy L. Carcione, CFA, is co-portfolio manager.	Adam Mackey will be the lead portfolio manager and Amy L. Carcione, CFA, will be co-portfolio manager.

Appendix 2

Fund Shares Outstanding
As of May 22, 2007

Fund	Number of Shares
Prime Money Market Fund: Class A	174,226,582
Prime Money Market Fund: Class C	277,312
Prime Money Market Fund: Institutional Class	877,438,522
Government Money Market Fund: Class A	1,476,504
Government Money Market Fund: Class C	1,099
Government Money Market Fund: Institutional Class	455,734,113
Tax-Exempt Money Market Fund: Class A	4,409,799
Tax-Exempt Money Market Fund: Class C	1,672
Tax-Exempt Money Market Fund: Institutional Class	253,235,446
Maryland Tax-Exempt Bond Fund: Class A	87,660
Maryland Tax-Exempt Bond Fund: Class C	10,556
Maryland Tax-Exempt Bond Fund: Institutional Class	4,517,961
National Tax-Exempt Bond Fund: Class A	83,907
National Tax-Exempt Bond Fund: Class C	11,070
National Tax-Exempt Bond Fund: Institutional Class	8,605,927
Tax-Exempt Limited Maturity Bond Fund: Class A	92,752
Tax-Exempt Limited Maturity Bond Fund: Class C	10,836
Tax-Exempt Limited Maturity Bond Fund: Institutional Class	6,120,632
Limited Maturity Bond Fund: Class A	355,858
Limited Maturity Bond Fund: Class C	59,446
Limited Maturity Bond Fund: Institutional Class	11,966,382
Total Return Bond Fund: Class A	99,991
Total Return Bond Fund: Class C	21,474
Total Return Bond Fund: Institutional Class	15,567,498
Growth & Income Fund: Class A	450,312
Growth & Income Fund: Class C	80,045
Growth & Income Fund: Institutional Class	23,673,223
Equity Income Fund: Class A	201,977
Equity Income Fund: Class C	8,880
Equity Income Fund: Institutional Class	19,412,062
Equity Growth Fund: Class A	67,910
Equity Growth Fund: Class C	2,815
Equity Growth Fund: Institutional Class	6,148,906
International Equity Fund: Class A	261,337
International Equity Fund: Class C	21,751
International Equity Fund: Institutional Class	43,212,636
Diversified Real Estate Fund: Class A	150,603
Diversified Real Estate Fund: Class C	27,397
Diversified Real Estate Fund: Institutional Class	10,434,761
Capital Opportunities Fund: Class A	162,991
Capital Opportunities Fund: Class C	23,273
Capital Opportunities Fund: Institutional Class	18,149,272

Appendix 3

Beneficial Owners of 5% or more of Fund Shares
As of May 22, 2007

Name of Fund	Name and Address of Beneficial Owner	Percentage Owned
Prime Money Market Fund	Pershing LLC for Exclusive Benefit of Mercantile Brokerage Services, Inc. Jersey City, NJ	16.50%

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PROXY TABULATOR
P.O. BOX 859232	EVERY SHAREHOLDER’S VOTE IS IMPORTANT
BRAINTREE, MA 02185-9232	*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

Consolidated Proxy Card

The top half of this form is your Consolidated Proxy Card.  It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address.  By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of this form.

CALL:	To vote by phone call toll-free 1-866-811-1493 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.mutualfundproxyvote.com and follow the on-screen instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS ON July 19, 2007 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MERCANTILE FUNDS, Inc.

The undersigned hereby appoints David L. Meyer and Kevin A. McCreadie, jointly and severally, as proxies (“Proxies”), with full power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Mercantile Funds, Inc. (the “Funds”) held of record by the undersigned on May 22, 2007 at the Special Meeting (the “Meeting”) of Shareholders of the Funds to be held on July 19, 2007, at 10:00 a.m., Eastern time, at the offices of Mercantile Capital Advisors, Inc., the Funds’s investment advisor, 2nd Floor, Two Hopkins Plaza, Baltimore, Maryland 21201 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby.  I acknowledge receipt of the Notice of the Special Meeting of Shareholders and the Proxy Statement dated June 8, 2007.

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE, IF YOU DO NOT WISH TO VOTE BY INTERNET OR BY PHONE.

Dated

	Signature(s) of Participant(s)	(Sign in the Box)

Note:  Signature(s) should agree with the name(s) printed herein.  When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

INDIVIDUAL BALLOTS

IF YOU HAVE VOTED THE CONSOLIDATED PROXY CARD ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS ON THE REVERSE SIDE AND ANY ACCOMPANYING PAGES.

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your funds.  If you would wish to vote for each of the funds separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

Note: If you elect to vote each fund separately, do not return the Consolidated Proxy Card above.

SIGN BELOW ONLY IF YOU ARE VOTING EACH FUND SEPARATELY.

Dated

	Signature(s)	(Please sign in the Box)

Please date and sign exactly as your name appears hereon.  If shares are registered in more than one name, all participants should sign this voting instruction; but if one participant signs, this signature binds the other participant(s).  When signing as an attorney, executor, administrator, agent, trustee, guardian or custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name by an authorized person.  If a partnership, please sign in partnership name by an authorized person.

MERCANTILE

Please fill in box (es) as shown using black or blue ink or number 2 pencil.  PLEASE DO NOT USE FINE POINT PENS. ☒

THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND WHO RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Consolidated Proxy Card

The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED “FOR” THE PROPOSALS.

						FOR	AGAINST	ABSTAIN
						ALL	ALL	FOR ALL
						FUNDS	FUNDS	FUNDS

Proposal 1:	For each Fund, to approve a new advisory agreement with Mercantile Capital Advisors, Inc.					☐	☐	☐

INSTRUCTION: You may vote separately on these proposals for each of your Funds.   If you wish to do so, then please vote using the individual ballots for each Fund below.  NOTE:  If you have used the consolidated ballot above, do not vote the individual ballots below.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW

MERCANTILE

INDIVIDUAL BALLOTS

(Fund Name Appears Here)					(Fund Name Appears Here)

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1.	For the Fund, to approve a new advisory agreement with Mercantile Capital Advisors, Inc.	☐	☐	☐	1.	For the Fund, to approve a new advisory agreement with Mercantile Capital Advisors, Inc. ☐	☐	☐

(Fund Name Appears Here)					(Fund Name Appears Here)

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

1.	For the Fund, to approve a new advisory agreement with Mercantile Capital Advisors, Inc.	☐	☐	☐	1.	For the Fund, to approve a new advisory agreement with Mercantile Capital Advisors, Inc. ☐	☐	☐

MERCANTILE

Please fill in box (es) as shown using black or blue ink or number 2 pencil.  PLEASE DO NOT USE FINE POINT PENS. ☒

THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND WHO RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Consolidated Proxy Card

The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED “FOR” THE PROPOSALS.

FOR	AGAINST	ABSTAIN
ALL	ALL	FOR ALL
FUNDS	FUNDS	FUNDS

Proposal 1:	For each Fund, to approve a new advisory agreement with Mercantile Capital Advisors, Inc.	☐	☐	☐

Proposal 2:

For shareholders of Limited Maturity Bond Fund and Total Return Bond Fund only, to approve a new sub-advisory agreement for each Fund between Mercantile Capital Advisors, Inc. and Boyd Watterson Asset Management, LLC.

☐	☐	☐

INSTRUCTION: You may vote separately on these proposals for each of your Funds.  If you wish to do so, then please vote using the individual ballots for each Fund below.  NOTE:  If you have used the consolidated ballot above, do not vote the individual ballots below.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW

MERCANTILE

INDIVIDUAL BALLOTS

(Fund Name Appears Here)	(Fund Name Appears Here)

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN

1.	For the Fund, to approve a new advisory agreement with Mercantile Capital Advisors, Inc.	☐	☐	☐	1.	For the Fund, to approve a new advisory agreement with Mercantile Capital Advisors, Inc.	☐	☐	☐

2.	For shareholders of Limited Maturity Bond Fund and Total Return Bond Fund only, to approve a new sub-advisory agreement for each Fund between Mercantile Capital Advisors, Inc. and Boyd Watterson Asset Management, LLC.	☐	☐	☐	2.

For shareholders of Limited Maturity Bond Fund and Total Return Bond Fund only, to approve a new sub-advisory agreement for each Fund between Mercantile Capital Advisors, Inc. and Boyd Watterson Asset Management, LLC.

☐	☐	☐

(Fund Name Appears Here)	(Fund Name Appears Here)

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN

1.	For the Fund, to approve a new advisory agreement with Mercantile Capital Advisors, Inc.	☐	☐	☐	1.	For the Fund, to approve a new advisory agreement with Mercantile Capital Advisors, Inc.	☐	☐	☐

2.	For shareholders of Limited Maturity Bond Fund and Total Return Bond Fund only, to approve a new sub-advisory agreement for each Fund between Mercantile Capital Advisors, Inc. and Boyd Watterson Asset Management, LLC.	☐	☐	☐	2.

For shareholders of Limited Maturity Bond Fund and Total Return Bond Fund only, to approve a new sub-advisory agreement for each Fund between Mercantile Capital Advisors, Inc. and Boyd Watterson Asset Management, LLC.

☐	☐	☐

MERCANTILE